Stock-Based Compensation and Employee Benefits	12 Months Ended
Dec. 31, 2016
Text Block [Abstract]
Stock-Based Compensation and Employee Benefits

16. STOCK-BASED COMPENSATION AND EMPLOYEE BENEFITS

Stock-based Compensation

Effective January 15, 2009, the Company’s board of directors adopted the Equity Incentive Plan for the purpose of providing additional incentives to selected employees, directors and consultants whose contributions are considered essential to the growth and success of its business. The Equity Incentive Plan provides for the grant of stock options, share appreciation rights, restricted stock, RSUs, deferred shares, performance shares, unrestricted shares, other share-based awards or any combination of the foregoing. Awards under the Equity Incentive Plan, as amended on July 20, 2016 and August 18, 2016, are limited to 16,562,730 shares of the Company’s common stock, subject to adjustment as provided for in the Equity Incentive Plan document. The Equity Incentive Plan provides for board of directors’ discretion in determining vesting periods, contractual lives and stock option exercise prices for each award issuance under the Equity Incentive Plan. The amendment on July 20, 2016 provided for the increase in the maximum grants allowed to 16,562,730 shares, and the amendment on August 18, 2016 effected the name change to the Equity Incentive Plan that is disclosed in Note 12.

Restricted Stock

Prior to July 20, 2016, the only awards issued under the Equity Incentive Plan were restricted stock, and, pursuant to the First Amended and Restated Stockholders’ Agreement by and among the Company and its stockholders and the individual award agreements, transfers of such awards were restricted. In addition, prior to July 20, 2016, such restricted stock provided the Company with the right, but not the obligation to repurchase all or any portion of the vested equity interests in the event that the awardee’s employment was terminated for any reason. The purchase price that the Company paid for the restricted stock was based on a valuation made in good faith by its board of directors. Since the Company had previously exercised this right in every instance of employment termination, the awardees did not bear the risks and rewards of ownership. Therefore, the Company determined that liability classification of these awards was appropriate until the point that the shares had been vested for six months, a sufficient period of time to allow the holder to fully bear the risks and rewards of ownership. If the employee remained with the Company after the six month period, the award was reclassified from liabilities to equity. In connection with the IPO, The First Amended and Restated Stockholders Agreement was terminated.

Under liability classification, the Company was required to recognize a liability based on the stock award’s fair value at each reporting date with reference to its vesting schedule. The liability recognized at July 2, 2016 and January 2, 2016 were based on fair values of $17.65 and $10.24, respectively.

Following the IPO, more than 25% of the Company’s common stock was available for trading on The New York Stock Exchange on July 20, 2016, thereby resulting in a termination of the call right on that date. Hence, 24 awardees began to bear the risks and rewards of ownership. As a result, the liability award was converted to an equity award as of July 20, 2016, since the call right feature was the only condition that prevented it from being classified as an equity award. As of that date, the fair value of the award was determined to be $23.53, based on the opening price of the Company’s common stock, and additional compensation expense of $6,477 was recognized for the period that spanned the beginning of the third fiscal quarter of 2016 to July 20, 2016. This additional compensation expense is included in stock-based compensation expense. On the same date, the amount of $35,312 was transferred from liabilities to equity. While the award was a liability award, pursuant to ASC 718, the Company was required to re-measure the fair value of the award at each reporting date and record additional compensation with reference to the vesting schedule. Fair values were, at those times, estimated at the grant dates using estimates of enterprise value, adjusted by liquidity discounts. The enterprise value estimates were calculated by applying market benchmark multiples to the most recent quarter’s Adjusted EBITDA for the trailing twelve months period. Annually, those computations were also compared with the Company’s estimated future discounted cash flows.

Further, during the third quarter of 2016, the dividend provision of the restricted stock award agreement was modified to provide for the payment of non-forfeitable dividends even on unvested restricted stock.

The table below reflects recent restricted stock activity as well as other information related to awards of restricted stock that were granted under the Equity Incentive Plan. Restricted stock granted under the Equity Incentive Plan generally vests over a three- or four-year period on a graded-vesting basis with equal proportions of the shares vesting at the annual anniversary date of the grant in each of the three or four years in the vesting period.

	Fiscal 2016		Fiscal 2015		Fiscal 2014
	Shares	Weighted Average Grant Date Fair Value per Share	Shares	Weighted Average Grant Date Fair Value per Share	Shares	Weighted Average Grant Date Fair Value per Share
Unvested Restricted Shares:
Balance at beginning of fiscal year	1,625,477	$2.46	2,247,565	$1.22	2,851,824	$1.42
Granted	237,049	$11.46	779,154	$4.09	505,460	$1.01
Vested	(1,212,472)	$2.73	(1,228,646)	$1.43	(1,060,406)	$1.68
Forfeited	(98,543)	$1.01	(172,596)	$1.01	(49,313)	$1.01

Balance at end of fiscal year	551,511	$5.99	1,625,477	$2.46	2,247,565	$1.22

Vested Restricted Shares:
Balance at beginning of fiscal year	2,913,207	$1.72	1,857,157	$1.85	1,186,968	$2.81
Vested	1,212,472	$2.73	1,228,646	$1.43	1,060,406	$1.68
Repurchased	(259,249)	$1.51	(172,596)	$1.01	(390,217)	$4.30

Balance at end of fiscal year	3,866,430	$2.05	2,913,207	$1.72	1,857,157	$1.85

Of the unvested restricted stock awards at December 31, 2016, 534,966 shares are expected to vest.

During Fiscal 2016, the Company granted restricted shares with weighted average grant date fair values per share as follows:

Grants Made During the Quarter Ended	Number of Restricted Shares Granted	Weighted Average Fair Value of Common Stock per Share on Date of Grant
April 2, 2016	130,682	$10.24
July 2, 2016	93,696	$11.25
December 31, 2016	12,671	$25.65

The fair values of the restricted shares were determined contemporaneously with the grants.

Compensation expense, included in Selling, general and administrative expenses, associated with outstanding restricted stock awards, including credits for stock forfeitures, was $27,704, $17,198 and $2,744 for Fiscal 2016, Fiscal 2015 and Fiscal 2014, respectively. As of December 31, 2016, total unrecognized compensation expense was approximately $6,040 related to unvested stock-based compensation arrangements related to unvested restricted stock awards granted under the Equity Incentive Plan. This cost is expected to be recognized over the weighted average period of 1.39 years.

In Fiscal 2016 (prior to July 20, 2016), the Company repurchased terminated employees’ vested stock with cash of $1,577. Shares repurchased were retired upon purchase. Such purchases in Fiscal 2015 totaled $963 and were also retired upon purchase. In Fiscal 2014, OCM and another related party, Maine Street Holdings, Inc. (“Maine”) purchased terminated employees’ vested stock with cash of $449. Such related party purchases were reported as capital contributions and also as redemption of stock in the Company’s Consolidated Statement of Stockholders’ Deficit in Fiscal 2014.

Since all the restricted stock awards were reclassified from liabilities to equity as of July 20, 2016, there was no liability to holders of grants as of December 31, 2016. As of January 2, 2016, the Company’s liability to holders of those grants was $17,393. Such liability was classified as current (part of other accrued liabilities) in the Consolidated Balance Sheet at January 2, 2016 since, at the time, the employees could have resigned at will or through termination which would have resulted in a call on the stock.

Under the previous liability classification, the Company was required to recognize the liability based on the stock award’s fair value at each reporting period with reference to its vesting schedule. The fair value of the restricted stock was $1.01 as of the beginning of Fiscal 2014, increased to $1.52 at the beginning of Fiscal 2015 and then increased to $10.24 as of January 2, 2016. As a result, additional compensation expense was recorded in those years to reflect the increase in fair values and the liability was accordingly adjusted.

RSUs and Stock Options

Between August 26, 2016 and December 31, 2016, the Company awarded certain of its employees and nonemployee directors RSUs as well as nonqualified stock options (“stock options”) with the right to acquire shares of its common stock. These awards vest on a graded-vesting basis over varying periods ranging between two and four years. The awards are subject to service conditions only. Each RSU may be exchanged on the vesting date for one share of the Company’s common stock and can only be settled in shares. Awardees of the RSUs are also entitled to non-forfeitable dividend-equivalent payments on vested and unvested RSUs. The contractual term of the stock option award is 10 years. A summary of the Fiscal 2016 awards of RSUs and stock options were as follows:

Awards Granted During the Quarter Ended	Number of Awards Granted	Weighted Average Fair Value on Date of Grant
RSUs:
October 1, 2016	240,843	$25.69
December 31, 2016	587,140	$25.68
Stock Options:
October 1, 2016	648,301	$4.74
December 31, 2016	8,960	$4.91

Compensation expense for the RSUs and the stock options are being recognized over the vesting period on a graded-vesting basis based on their grant-date fair values. The grant date fair values of the RSUs are based on the closing price of the Company’s common stock on the date of grant. The grant-date fair value of the stock option awards are determined using the Black-Scholes model. Weighted average inputs to the Black-Scholes model were as follows:

Stock price on date of grant	$26.24
Exercise price	$25.70
Expected term	4.74 years
Risk-free interest rate (range 0.74% to 1.36%)	1.18%
Expected dividend yield (range 2.2% to 2.5%)	2.29%
Expected volatility	23.8%

For awards for which the expected term was not known, the Company used 6 years, which was determined using the simplified method specified in SEC Staff Accounting Bulletin Topic 14 because the Company has no exercise history on which to base estimates of future exercise behavior. The expected volatility of 23.8% was calculated by taking the average historical volatility of a group of peer companies over a six year period. Expected volatility based on peer group volatility was used instead of volatility based on the Company’s historical stock price because there was insufficient trading history on which to base historical volatility. The risk-free interest rate was based on the implied yield on U.S. treasury zero-coupon issues with a remaining term equal to the expected term. The dividend yield was based on expected dividend payments.

Additional information relating to the RSU awards follows:

	Shares	Weighted Average Grant Date Fair value per Share
Unvested RSUs:
Balance at beginning of fiscal year	—	—
Granted	827,983	$25.69
Vested	(4,948)	$25.69
Forfeited	(2,626)	$25.69

Balance at end of fiscal year	820,409	$25.69

RSUs Expected to vest	769,352	$25.69

Vested RSUs:
Balance at beginning of fiscal year	—	—
Vested	4,948	$25.69

Balance at end of fiscal year	4,948	$25.69

As of December 31, 2016, unrecognized compensation expense related to the RSUs was $18,212 which is expected to be recognized over the weighted average period of 1.8 years and does not reflect the Company’s estimate of potential forfeitures. Compensation expense recognized with respect to the RSUs in Fiscal 2016 was $2,932.

Between the award date and December 31, 2016, none of the stock options vested, none were exercised and none expired. Additional information relating to the stock option awards follows:

	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value (1) (in thousands)
Balance at beginning of fiscal year	—	—
Granted	657,261	$25.70
Forfeited	(7,876)	$25.69

Balance outstanding at end of period	649,385	$25.70	9.66 years	$2,647

Options expected to vest	610,940	$25.70	9.66 years	$2,491

(1)	Represents the total pre-tax intrinsic value, based on the closing price of the Company’s common stock on the New York Stock Exchange on December 31, 2016 and is the amount the option holders would have received had all option holders exercised their options on December 31, 2016.

As of December 31, 2016, unrecognized compensation expense related to the stock option awards was $1,992, which is expected to be recognized over the weighted average period of 1.2 years and does not reflect the Company’s estimate of potential forfeitures. Compensation expense recognized with respect to the stock options in Fiscal 2016 was $849.

At December 31, 2016, a total of 5,015,293 shares remained available for grant under the Equity Incentive Plan.

Employee Benefits

The Company maintains a 401(k) retirement plan for employees, which provides for an employer match. For Fiscal 2016, Fiscal 2015 and Fiscal 2014, the Company match was 100% of the first 3% of its employees’ salaries, and 50% of the next 2%. The Company’s contributions expensed under the 401(k) retirement plan were $4,919, $4,606 and $4,415 for Fiscal 2016, Fiscal 2015 and Fiscal 2014, respectively.

The Company also provides employee health insurance benefits through self-insurance group medical plans. Contributions expensed for the self-insured group medical plans were approximately $24,938, $22,251 and $18,784 for Fiscal 2016, Fiscal 2015 and Fiscal 2014, respectively.